UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FORM N-Q

March 31, 2012

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 87.3%
CONSUMER DISCRETIONARY - 16.7%
Auto Components - 0.3%
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	$230,000	$224,825
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	145,373	(a)

Total Auto Components				370,198

Automobiles - 0.6%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	210,000	212,100
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	200,000	203,000
Escrow GCB General Motors	—	—	1,340,000	29,313	*(b)
Escrow GCB General Motors	—	—	790,000	17,281	*(b)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	200,000	207,671
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000	152,600	(a)

Total Automobiles				821,965

Diversified Consumer Services - 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	270,000	274,725
ServiceMaster Co., Senior Subordinated Notes	8.000%	2/15/20	190,000	203,300	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000	566,800
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000	157,125

Total Diversified Consumer Services				1,201,950

Hotels, Restaurants & Leisure - 7.6%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	310,000	265,924	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	240,000	232,800
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	864,000	758,160
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	600,000	657,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	350,000	355,250	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000	383,412	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	857,955	777,522	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	210,000	222,600	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	460,000	456,550	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	191,000	187,657	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	290,000	324,437	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	460,000	462,300	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	80,000	89,500
MGM Resorts International, Senior Notes	6.625%	7/15/15	240,000	247,800
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000	102,488
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	110,000	81,400	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,270,000	1,108,075	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	810,000	876,825
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	380,000	411,350	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	370,000	430,125
Pinnacle Entertainment Inc., Senior Notes	7.750%	4/1/22	110,000	115,500

Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	610,000	622,200	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	390,000	368,550	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	30,000	30,263	(a)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	52,250

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Hotels, Restaurants & Leisure - continued
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	$170,000	$166,175	(a)

Total Hotels, Restaurants & Leisure				9,786,113

Internet & Catalog Retail - 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	448,950

Media - 4.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	340,000	368,900
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	770,000	858,550
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	140,000	152,600
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	425,000	321,937	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordianted Notes	7.625%	3/15/20	240,000	236,400	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000	29,100	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	240,000	251,100	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	43,800
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	177,800
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	360,000	389,700
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	455,400
LBI Media Inc., Senior Notes	8.500%	8/1/17	30,000	9,225	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	420,000	359,100	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	570,000	544,350	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	510,000	590,325
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	247,050	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	90,000	91,688	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	470,000	495,850	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	260,000	288,600	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	290,000	297,250	(a)

Total Media				6,208,725

Multiline Retail - 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	515,000	493,113

Specialty Retail - 1.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	20,600
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	591,500	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	270,000	250,425
RadioShack Corp., Senior Notes	6.750%	5/15/19	140,000	112,525
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000	276,750	(a)

Total Specialty Retail				1,251,800

Textiles, Apparel & Luxury Goods - 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	208,425	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	585,000	633,994

Total Textiles, Apparel & Luxury Goods				842,419

TOTAL CONSUMER DISCRETIONARY				21,425,233

CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 0.2%

Post Holdings Inc., Senior Notes	7.375%	2/15/22	250,000	262,500	(a)

Food Products - 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	180,000	186,300	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	720,000	697,500	(a)

Total Food Products				883,800

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Personal Products - 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	$140,000	$152,425	(a)

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	692,000	698,920

TOTAL CONSUMER STAPLES				1,997,645

ENERGY - 18.8%
Energy Equipment & Services - 3.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	232,100
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	170,000	171,275	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	98,500	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	755,000	794,637	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	330,000	340,725
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	60,000	61,650	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	337,600
Parker Drilling Co., Senior Notes	9.125%	4/1/18	130,000	138,450
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	209,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	230,000	244,950	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	570,000	618,450	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	300,000	308,250
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,220,000	1,348,100

Total Energy Equipment & Services				4,903,687

Oil, Gas & Consumable Fuels - 15.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	240,000	253,200
Arch Coal Inc., Senior Notes	7.000%	6/15/19	390,000	361,725	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	590,000	684,400
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	50,000	51,500
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	320,000	334,400
Calumet Specialty Products Partners LP/ Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	62,700
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	180,000	184,050
Chesapeake Midstream Partners LP / CHKM Finance Corp., Senior Notes	6.125%	7/15/22	620,000	627,750	(a)
Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	370,000	369,075	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	300,000	322,500	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	375,700
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	463,325
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	472,500
Continental Resources Inc., Senior Notes	5.000%	9/15/22	320,000	322,000	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,082,894	839,243	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	420,000	448,350
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	528,698
El Paso Corp., Medium-Term Notes	8.050%	10/15/30	1,500,000	1,739,290
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	470,000	524,050
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	325,000	354,572	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	285,000	306,740	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	890,000	796,550
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	380,000	402,325	(a)
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	368,900
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	390,000	416,325
MEG Energy Corp., Senior Notes	6.500%	3/15/21	350,000	368,375	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	353,250
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	920,000	699,200

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	$20,000	$19,700	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	478,400
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	190,000	75,050	(a)(f)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	240,000	94,800	(a)(f)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	430,000	484,825
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	153,300	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	200,000	198,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,185,000	1,259,062
Range Resources Corp., Senior Notes	5.000%	8/15/22	260,000	257,075
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	360,000	382,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	117,150
Samson Investment Co., Senior Notes	9.750%	2/15/20	530,000	537,288	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	160,000	158,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	300,000	306,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000	641,138
Westmoreland Coal Co./ Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	250,000	238,125	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	150,000	160,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	220,000	221,100	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	500,000	387,500	(a)

Total Oil, Gas & Consumable Fuels				19,201,356

TOTAL ENERGY				24,105,043

FINANCIALS - 7.9%
Commercial Banks - 2.6%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	190,000	191,900	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	100,250	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	320,000	330,609	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	100,000	118,606	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	280,500	(a)(e)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	690,000	659,698	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	210,000	215,775
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	155,000	197,849	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	300,000	255,750	(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	350,000	345,950
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	272,988	(e)(g)
Societe Generale SA, Junior Subordinated Bonds	1.333%	4/5/17	460,000	297,542	(a)(e)(g)

Total Commercial Banks				3,267,417

Consumer Finance - 0.4%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	100,000	111,500
Ally Financial Inc., Senior Notes	7.500%	9/15/20	70,000	75,863
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	370,902

Total Consumer Finance				558,265

Diversified Financial Services - 4.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	550,000	605,290
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	609,000	701,873
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	200,000	206,500
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	100,000	102,000
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	350,000	374,293
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	600,000	609,750

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	$650,000	$717,437
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	40,000	44,600
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000	1,355,200
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	500,000	506,875
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	280,000	296,100	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	500,000	(a)(e)

Total Diversified Financial Services				6,019,918

Insurance - 0.1%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	6/30/12	140,000	121,053	(e)(g)

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	180,000	176,850	(a)

TOTAL FINANCIALS				10,143,503

HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 0.0%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000	21,625

Health Care Providers & Services - 5.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	320,000	342,400
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	171,257	181,532	(c)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	438,188
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	280,000	308,000
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	470,000	486,450	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	270,000	280,800	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,090,000	1,010,975
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	270,000	270,000	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	70,000	72,100	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	75,000	82,125	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	460,000	532,450	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	320,000	357,200
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	294,700
HCA Inc., Senior Secured Notes	7.250%	9/15/20	30,000	32,813
HCA Inc., Senior Secured Notes	5.875%	3/15/22	450,000	451,687
INC Research LLC, Senior Notes	11.500%	7/15/19	210,000	205,800	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	410,000	373,100	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	400,000	414,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	294,000	330,750
US Oncology Inc. Escrow	—	—	170,000	4,250	*

Total Health Care Providers & Services				6,469,320

TOTAL HEALTH CARE				6,490,945

INDUSTRIALS - 14.1%
Aerospace & Defense - 2.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	287,550
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	644,000	693,974
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	670,000	728,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	220,000	247,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	740,000	788,100	(a)

Total Aerospace & Defense				2,745,749

Airlines - 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	241,886	237,049	(a)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	585,333	594,112
Delta Air Lines, Secured Notes	6.375%	1/2/16	270,000	264,600	(a)(d)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	75,755	75,657

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Airlines - continued
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	$127,287	$135,561
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	144,000	154,080	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	315,000	332,325	(a)

Total Airlines				1,793,384

Building Products - 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	191,200	158,696	(a)(b)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	700,000	744,625	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	260,000	271,050	(a)

Total Building Products				1,174,371

Commercial Services & Supplies - 2.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	800,100	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	510,000	507,450
Cenveo Corp., Secured Notes	8.875%	2/1/18	210,000	200,550
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	494,244
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	240,350	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	530,000	539,275	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	128,400
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	250,000	250,000	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	20,000	22,750

Total Commercial Services & Supplies				3,183,119

Electrical Equipment - 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	550,000	517,000	(a)

Machinery - 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	660,000	689,700	(a)

Marine - 0.8%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	290,000	284,200	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	230,000	219,363	(a)(b)(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	620,000	561,100

Total Marine				1,064,663

Road & Rail - 2.9%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,141,706	919,073	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	688,000	712,080	(a)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,555,000	1,741,600
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	310,000	341,775

Total Road & Rail				3,714,528

Trading Companies & Distributors - 1.2%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	315,000	326,025
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	242,000	248,352	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	968,000	997,040	(a)

Total Trading Companies & Distributors				1,571,417

Transportation - 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	720,000	456,300	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	590,000	575,250	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	400,000	394,000	(a)

Total Transportation				1,425,550

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000	189,000	(a)

TOTAL INDUSTRIALS				18,068,481

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY - 2.2%
Electronic Equipment, Instruments & Components - 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	$790,000	$896,650	(a)

IT Services - 1.1%
First Data Corp., Senior Notes	12.625%	1/15/21	770,000	775,775
First Data Corp., Senior Secured Notes	7.375%	6/15/19	610,000	624,488	(a)

Total IT Services				1,400,263

Semiconductors & Semiconductor Equipment - 0.3%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	40,000	45,100
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	300,000	330,000	(a)

Total Semiconductors & Semiconductor Equipment				375,100

Software - 0.1%
Lawson Software Inc., Senior Notes	9.375%	4/1/19	140,000	145,250	(a)

TOTAL INFORMATION TECHNOLOGY				2,817,263

MATERIALS - 8.2%
Chemicals - 2.7%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	440,000	490,600	(a)
Hercules Inc., Junior Subordinated Debentures	6.500%	6/30/29	130,000	104,000
Ineos Group Holdings PLC	8.500%	2/15/16	120,000	114,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	252,069	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	239,062	265,359
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	235,000	235,587	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	450,000	474,750	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	235,000	235,000	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	365,000	415,644
Solutia Inc., Senior Notes	7.875%	3/15/20	430,000	506,325
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	320,000	375,570	(a)

Total Chemicals				3,468,904

Containers & Packaging - 1.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	240,000	258,600	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	284,078	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	500,000	511,875	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	100,000	102,375	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	320,000	332,800	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000	828,750	(a)

Total Containers & Packaging				2,318,478

Metals & Mining - 2.4%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	270,000	270,675	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	450,000	474,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	250,000	244,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,110,000	771,450	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	350,000	302,750	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	140,000	154,000
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	890,000	409,400
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	400,000	374,000

Total Metals & Mining				3,001,400

Paper & Forest Products - 1.3%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	130,000	135,525	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	708,000	660,210
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	440,000	479,600	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Paper & Forest Products - continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	$310,000	$320,463	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	210,000	116,550

Total Paper & Forest Products				1,712,348

TOTAL MATERIALS				10,501,130

TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 4.0%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	56,350
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	555,100	(a)
Hughes Satellite Systems Corp., Senior Secured Notes	6.500%	6/15/19	150,000	157,500
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000	622,050	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	430,000	452,575	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	39,923	40,722	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	310,000	340,225
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	159,375	(a)
West Corp., Senior Notes	7.875%	1/15/19	480,000	513,600
West Corp., Senior Subordinated Notes	11.000%	10/15/16	280,000	298,900
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,340,934	1,193,431	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	710,000	734,850

Total Diversified Telecommunication Services				5,124,678

Wireless Telecommunication Services - 2.3%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	380,000	401,850
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	800,000	616,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,370,000	1,181,625
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	660,000	726,000	(a)

Total Wireless Telecommunication Services				2,925,475

TOTAL TELECOMMUNICATION SERVICES				8,050,153

UTILITIES - 6.5%
Electric Utilities - 3.0%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	402,930	453,296
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	560,000	476,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,600,000	1,640,000	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	237,705	232,951
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	386,932	368,552
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	720,000	684,000
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	230,000	53,763

Total Electric Utilities				3,908,562

Gas Utilities - 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	161,612
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	469,700

Total Gas Utilities				631,312

Independent Power Producers & Energy Traders - 3.0%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	310,000	314,650	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	250,000	268,125	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	790,000	857,150	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	86,800	(f)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	480,000	484,800	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Independent Power Producers & Energy Traders - continued
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	$710,000	$749,050	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	775,000	670,375
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	379,975	391,374

Total Independent Power Producers & Energy Traders				3,822,324

TOTAL UTILITIES				8,362,198

TOTAL CORPORATE BONDS & NOTES (Cost - $109,205,014)				111,961,594

COLLATERALIZED SENIOR LOANS - 4.6%
CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.8%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,032,500	(h)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Holdco. Inc., Term Loan	0.000%	2/15/13	565,534	0	(b)(d)(h)(i)

TOTAL CONSUMER DISCRETIONARY				1,032,500

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	176,260	178,536	(h)

INDUSTRIALS - 1.1%
Marine - 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	71,402	71,402	(b)(h)
Trico Shipping AS, Term Loan B	—	5/13/14	125,714	125,714	(b)(j)

Total Marine				197,116

Trading Companies & Distributors - 0.9%
United Rentals Inc.	—	4/13/12	589,498	589,498	(b)(d)(j)
United Rentals Inc.	—	1/17/13	618,802	618,802	(b)(d)(j)

Total Trading Companies & Distributors				1,208,300

TOTAL INDUSTRIALS				1,405,416

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	272,571	272,061	(h)

TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,074,301	1,074,301	(h)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	536,250	537,591	(h)

TOTAL TELECOMMUNICATION SERVICES				1,611,892

UTILITIES - 1.1%
Electric Utilities - 1.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.743%	10/10/17	2,607,138	1,455,925	(h)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $7,473,963)				5,956,330

CONVERTIBLE BONDS & NOTES - 0.8%
CONSUMER DISCRETIONARY - 0.4%
Diversified Consumer Services - 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	590,000	483,800	(a)

INDUSTRIALS - 0.3%
Marine - 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	488,181	366,136	(b)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	135,606	44,072	(b)(d)

TOTAL INDUSTRIALS				410,208

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	$140,000	$113,137

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,101,056)				1,007,145

SOVEREIGN BONDS - 0.1%
Russia - 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $75,940)	7.500%	3/31/30	68,900	82,766	(a)

			SHARES
COMMON STOCKS - 2.2%
CONSUMER DISCRETIONARY - 1.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038	44,076	*(b)(d)

Media - 1.0%
Charter Communications Inc., Class A Shares			19,365	1,228,709	*

TOTAL CONSUMER DISCRETIONARY				1,272,785

ENERGY - 0.7%
Energy Equipment & Services - 0.7%
KCAD Holdings I Ltd.			92,182,909	929,019	(b)(d)

INDUSTRIALS - 0.5%
Marine - 0.5%
DeepOcean Group Holding AS			33,669	580,790	(d)
Horizon Lines Inc., Class A Shares			12,844	74,239	*

TOTAL INDUSTRIALS				655,029

MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares			1	44

TOTAL COMMON STOCKS (Cost - $2,142,105)				2,856,877

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Inc. (Cost - $227,296)	7.500%		2,500	258,825

PREFERRED STOCKS - 2.5%
FINANCIALS - 2.4%
Consumer Finance - 1.1%
GMAC Capital Trust I	8.125%		58,600	1,354,246	(e)

Diversified Financial Services - 1.3%
Citigroup Capital XII	8.500%		39,100	1,000,960	(e)
Citigroup Capital XIII	7.875%		25,825	702,440	(e)

Total Diversified Financial Services				1,703,400

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	8.250%		16,625	22,942	*(e)

TOTAL FINANCIALS				3,080,588

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		132,300	132,962	(d)

TOTAL PREFERRED STOCKS (Cost - $3,607,932)				3,213,550

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	March 31, 2012

SECURITY	EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS - 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost - $420,812)	6/20/12	11,074,000	$244,011

		WARRANTS
WARRANTS - 0.1%
Buffets Restaurant Holdings	4/28/14	713	7	*(b)(d)
Charter Communications Inc.	11/30/14	1,160	22,318	*
Jack Cooper Holdings Corp.	12/15/17	668	50,100	*(d)
Jack Cooper Holdings Corp.	5/6/18	297	22,275	*(d)
Nortek Inc. 12/7/14		3,306	7,604	*(b)(d)
SemGroup Corp.	11/30/14	4,044	30,007	*(b)

TOTAL WARRANTS (Cost - $60,709)			132,311

TOTAL INVESTMENTS - 98.0% (Cost - $124,314,827#)			125,713,409
Other Assets in Excess of Liabilities - 2.0%			2,592,324

TOTAL NET ASSETS - 100.0%			$128,305,733

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of March 31, 2012.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Value is less than $1.

(j)	All or a portion of this loan is unfunded as of March 31, 2012. The interest rate for the fully funded term loan is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL PAR	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.17 Index, Call	4/18/12	$99.50	3,540,500	$10,831
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	22,148,000	162,360

TOTAL WRITTEN OPTIONS (Premiums received - $457,122)				$173,191

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$110,856,427	$1,105,167	$111,961,594
Collateralized senior loans	—	4,748,030	1,208,300	5,956,330
Convertible bonds & notes	—	963,073	44,072	1,007,145
Sovereign bonds	—	82,766	—	82,766
Common stocks	$1,302,992	580,790	973,095	2,856,877
Convertible preferred stocks	258,825	—	—	258,825
Preferred stocks	3,080,589	132,961	—	3,213,550
Purchased options	—	244,011	—	244,011
Warrants	—	124,700	7,611	132,311

Total long-term investments	$4,642,406	$117,732,758	$3,338,245	$125,713,409

Other financial instruments:
Credit default swaps on sovereign issues - buy protection‡	—	$197,011	—	$197,011
Credit default swaps on credit indices - buy protection‡	—	73,221	—	73,221

Total other financial instruments	—	$270,232	—	$270,232

Total	$4,642,406	$118,002,990	$3,338,245	$125,983,641

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$173,191	—	$173,191
Forward foreign currency contracts	—	4,471	—	4,471

Total	—	$177,662	—	$177,662

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	CONVERTIBLE BONDS & NOTES
Balance as of December 31, 2011	$1,736,878	$590,000	—
Accrued premiums/discounts	1,967	142	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	31,840	(142)	—
Purchases	265,924	1,208,300	—
Sales	—	(590,000)	—
Transfers into Level 3(2)	—	—	$44,072
Transfers out of Level 3(3)	(931,442)	—	—

Balance as of March 31, 2012	$1,105,167	$1,208,300	$44,072

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	$3,706	$(142)	—

INVESTMENTS IN SECURITIES	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$1,501,392	$132,300	$91,851	$4,052,421
Accrued premiums/discounts	—	—	—	2,109
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	8,417	662	18,141	58,918
Purchases	44,076	—	—	1,518,300
Sales	—	—	—	(590,000)
Transfers into Level 3(2)	—	—	—	44,072
Transfers out of Level 3(3)	(580,790)	(132,962)	(102,381)	(1,747,575)

Balance as of March 31, 2012	$973,095	—	$7,611	$3,338,245

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012(1)	—	—	$(1,322)	$2,242

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

(f) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

Notes to Schedule of Investments (unaudited) (continued)

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Portfolio held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $177,662. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(m)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,242,038
Gross unrealized depreciation	(5,843,456)

Net unrealized appreciation	$1,398,582

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2012, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euro	Royal Bank of Scotland Group PLC	100,000	$133,397	5/16/12	$(836)
Euro	Royal Bank of Scotland Group PLC	700,000	933,777	5/16/12	(3,635)

Net unrealized loss on open forward foreign currency contracts					$(4,471)

At March 31, 2012, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION1
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas (Spain Government Bond, 5.50%, due 7/30/17)	$1,380,000	6/20/17	1.000% quarterly	$197,011	$198,760	$(1,749)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION1
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$1,261,000	12/20/16	5.000% quarterly	$20,253	$35,291	$(15,038)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	1,843,000	12/20/16	5.000% quarterly	29,600	54,943	(25,343)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	485,000	12/20/16	5.000% quarterly	7,789	14,164	(6,375)
Morgan Stanley & Co. Inc. (CDX.NA.HY.17 Index)	970,000	12/20/16	5.000% quarterly	15,579	29,508	(13,929)

Total	$4,559,000			$73,221	$133,906	$(60,685)

1	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

During the period ended March 31, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts / Notional Par	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	32,577,900	$531,526
Options expired	(6,889,400)	(74,404)

Written options, outstanding as of March 31, 2012	25,688,500	$457,122

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$(4,471)	—	$(4,471)
Credit Risk	$244,011	$(173,191)	—	$270,232	341,052

Total	$244,011	$(173,191)	$(4,471)	$270,232	$336,581

During the period ended March 31, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$154,149
Written options	135,802
Forward foreign currency contracts (to sell)	955,504
Futures contracts (to sell)†	307,930

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,624,500

†	At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 29, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 29, 2012